UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Preliminary Proxy Statement
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Definitive Proxy Statement
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Soliciting Material under §240.14a-12

Apple Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting to Be Held on February 23, 2021. APPLE INC. C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 APPLE INC. Meeting Information Meeting Type:                 Annual Meeting For holders as of:     December 28, 2020 Date: February 23, 2021    Time: 9:00 a.m. Pacific Time Location: Meeting exclusively online via the Internet.Please visit www.virtualsh areholdermeeting.com/AAPL2021 The company will be hosting the meeting exclusively online via live webcast this year. To attend the meeting online please visit www.virtualshareholdermeeting.com/AAPL2021 and be sure to have available the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). [GRAPHIC APPEARS HERE]You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 9, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AAPL2021. You may vote during the meeting when the polls are open. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR all the listed nominees. 1. The election to Apple’s Board of Directors of the eight nominees named in the Proxy Statement Nominees: 1a. James Bell 1b. Tim Cook The Board of Directors recommends a vote FOR Proposals 2 and 3. 2.     Ratification of the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal 2021 3.    Advisory vote to approve executive compensation 1c.     Al Gore 1d. Andrea Jung 1e. Art Levinson 1f.     Monica Lozano The Board of Directors recommends a vote AGAINST Proposals 4 and 5. 4.    A shareholder proposal entitled “Shareholder Proxy Access Amendments” 5.     A shareholder proposal entitled “Shareholder Proposal to Improve Executive Compensation Program” 1g. Ron Sugar 1h. Sue Wagner

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